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                                                                    Exhibit 99.2


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, being the Chief Executive Officer and Chief Financial Officer of National Steel Corporation (the "Company"), respectively, each hereby certifies pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

         (1) The Company's Form 8-K dated September 24, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

         Executed as of this 24/th/ day of September 2002.


                            /s/ Hisashi Tanaka
                            -------------------------------------------------
                            Hisashi Tanaka
                            Chairman of the Board and Chief Executive Officer

                            /s/ Kirk A. Sobecki
                            -------------------------------------------------
                            Kirk A. Sobecki
                            Senior Vice President and Chief Financial Officer

This Certification accompanies the Report pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of (S) 18 of the Securities Exchange Act of 1934, as amended.